Exhibit 99.2

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

For the quarter ended June 30, 2025

Allianz

PARAMOUNT GROUP

FORWARD-LOOKING STATEMENTS

This supplemental information contains forward-looking statements within the meaning of the federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms; dependence on tenants’ financial condition; the risk we may lose a major tenant or that a major tenant may be adversely impacted by market and economic conditions, including tariffs, geopolitical tensions and elevated inflation and interest rates; trends in the office real estate industry including telecommuting, flexible work schedules, open workplaces and teleconferencing; the uncertainties of real estate development, acquisition and disposition activity; the ability to effectively integrate acquisitions; fluctuations in interest rates and the costs and availability of financing; the ability of our joint venture partners to satisfy their obligations; the effects of local, national and international economic and market conditions and the impact of tariffs, geopolitical tensions and elevated inflation and interest rates on such market conditions; the effects of acquisitions, dispositions and possible impairment charges on our operating results; the negative impact of any future pandemic, endemic or outbreak of infectious disease on the U.S., regional and global economies and our tenants’ financial condition and results of operations; regulatory changes, including changes to tax laws and regulations; and other risks and uncertainties detailed from time to time in our filings with the U.S. Securities and Exchange Commission. All forward-looking statements are made only as of July 30, 2025. We do not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

COMPANY PROFILE

Paramount Group, Inc. (“Paramount” or the “Company”) is a fully-integrated real estate investment trust that owns, operates, manages, acquires and redevelops high-quality, Class A office properties located in select central business district submarkets of New York and San Francisco. Paramount is focused on maximizing the value of its portfolio by leveraging the sought-after locations of its assets and its proven property management capabilities to attract and retain high-quality tenants.

MANAGEMENT

Albert Behler	Chairman, Chief Executive Officer and President
Ermelinda Berberi	Executive Vice President, Chief Financial Officer and Treasurer
Peter Brindley	Executive Vice President, Head of Real Estate
Timothy Dembo	Senior Vice President, General Counsel and Secretary
Bhavesh Raval	Senior Vice President, Chief Accounting Officer

BOARD OF DIRECTORS

Albert Behler	Director, Chairman of the Board
Frederic Arndts	Director
Martin Bussmann	Director, Lead Independent Director, Chair of Nominating and Corporate Governance Committee
Karin Klein	Director
Mark Patterson	Director
Hitoshi Saito	Director
Paula Sutter	Director, Chair of Audit Committee
Greg Wright	Director, Chair of Compensation Committee

COMPANY INFORMATION

Corporate Headquarters	Investor Relations	Stock Exchange Listing	Trading Symbol
1633 Broadway	IR@pgre.com	New York Stock Exchange	PGRE
New York, NY 10019	(212) 492-2298
(212) 237-3100

COMMON SHARE DATA

(unaudited)

	Three Months Ended
Share Price:	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
High	$6.62	$5.09	$5.44	$5.47	$5.10
Low	$3.75	$3.96	$4.59	$4.49	$4.30
Closing (end of period)	$6.10	$4.30	$4.94	$4.92	$4.63

Dividends declared per common share (1)	$-	$-	$-	$-	$0.035
Annualized dividends per common share	N/A	N/A	N/A	N/A	$0.14
Dividend yield (on closing share price)	N/A	N/A	N/A	N/A	3.0%

(1)
In September 2024, we suspended our regular quarterly dividend. The decision by our board of directors to suspend our regular quarterly dividend aligns with our commitment to fortify our balance sheet and maintain financial flexibility. The timing and frequency of future dividends will be authorized by our board of directors, in its sole discretion, depending on a variety of factors, including our financial performance, our debt service requirements, our capital expenditure requirements, the requirements to maintain our qualification as a REIT and other factors that our board of directors may deem relevant from time to time.

GUIDANCE

(unaudited and in thousands, except square feet, % and per share amounts)

			Change at the
	Full Year 2025		Midpoint of
(Amounts per diluted share)	Low	High	Prior Guidance
Estimated net loss attributable to common stockholders	$(0.37)	$(0.33)
Our share of real estate depreciation and amortization	0.87	0.87
Estimated FFO (1)	0.50	0.54
Adjustments for non-core items (2)	0.05	0.05
Estimated Core FFO (1)(3)	$0.55	$0.59	$0.03

Operating Assumptions:
Leasing Activity (square feet)	1,200,000	1,400,000	300,000
PGRE's share of Same Store Leased % (1) at year end	86.9%	88.9%	2.5%
Decrease in PGRE's share of Same Store Cash NOI (1)	(6.0%)	(10.0%)	1.0%
Decrease in PGRE's share of Same Store NOI (1)	(8.0%)	(12.0%)	1.0%

Financial Assumptions (at share):
Estimated net loss	$(88,000)	$(78,000)	$(5,500)
Depreciation and amortization	205,000	205,000	-
General and administrative expenses	62,500	60,500	(4,000)
Interest and debt expense, including amortization of deferred financing costs	145,500	143,500	1,000
Fee and other income, net of income taxes	(30,500)	(31,500)	(2,000)
Non-core items (2)	12,000	12,000	12,000
NOI (1)	306,500	311,500	1,500
Straight-line rent adjustments and above and below-market lease revenue, net	(6,500)	(7,500)	2,000
Cash NOI (1)	$300,000	$304,000	$3,500

(1)
See page 47 for our definition of this measure.
(2)
Represents non-core items for the six months ended June 30, 2025, that are listed in the table on page 11. The Company is not making projections for non-core items that may impact its financial results for the remainder of 2025, which may include realized and unrealized gains or losses on real estate fund investments, acquisition and transaction related costs, and other items that are not included in Core FFO.
(3)
We are raising and narrowing our Estimated Core FFO Guidance for the full year of 2025, which is reconciled above to estimated net loss attributable to common stockholders per diluted share in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The estimated net loss attributable to common stockholders per diluted share is not a projection and is being provided solely to satisfy the disclosure requirements of the U.S. Securities and Exchange Commission (“SEC”). Except as described above, these estimates reflect management’s view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels and the earnings impact of the events referenced in our earnings release issued on July 30, 2025 and otherwise to be referenced during our conference call scheduled for July 31, 2025. These estimates do not include the impact on operating results from possible future property acquisitions or dispositions, or realized and unrealized gains and losses on real estate related fund investments. There can be no assurance that our actual results will not differ materially from the estimates set forth above.

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

	Three Months Ended			Six Months Ended
SELECTED FINANCIAL DATA	June 30, 2025	June 30, 2024	March 31, 2025	June 30, 2025	June 30, 2024
Net (loss) income per share - basic and diluted	$(0.09)	$(0.04)	$(0.05)	$(0.14)	$0.01

Core FFO (1) per share - diluted	$0.17	$0.20	$0.17	$0.34	$0.42

PGRE's share of Adjusted EBITDAre (1)	$75,387	$82,032	$77,907	$153,294	$168,953

PGRE's share of Cash NOI (1)	$82,676	$86,543	$83,677	$166,353	$175,520

PGRE's share of NOI (1)	$82,361	$90,636	$86,788	$169,149	$184,219

Same Store % Change	Same Store Cash NOI (1)	Same Store NOI (1)

Three Months Ended June 30, 2025 vs. 2024	0.5%	(4.6%)

Six Months Ended June 30, 2025 vs. 2024	(1.8%)	(5.0%)

PORTFOLIO STATISTICS (at PGRE’s Share)

					% Change
					June 30, 2025	June 30, 2025	June 30, 2025
	2025		2024		vs.	vs.	vs.
Same Store Leased % (1)	June 30,	March 31,	December 31,	June 30,	March 31, 2025	December 31, 2024	June 30, 2024
New York	88.1%	87.4%	85.0%	86.9%	0.7%	3.1%	1.2%
San Francisco	75.1%	82.3%	83.8%	84.2%	(7.2%)	(8.7%)	(9.1%)
Weighted Average	85.4%	86.2%	84.8%	86.3%	(0.8%)	0.6%	(0.9%)

(1)
See page 47 for our definition of this measure.

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Assets:
Real estate, at cost:
Land	$1,966,237	$1,966,237	$1,966,237	$1,966,237	$1,966,237
Buildings and improvements	6,351,241	6,348,260	6,325,097	6,290,976	6,276,347
	8,317,478	8,314,497	8,291,334	8,257,213	8,242,584
Accumulated depreciation and amortization	(1,692,997)	(1,675,242)	(1,639,529)	(1,596,069)	(1,550,341)
Real estate, net	6,624,481	6,639,255	6,651,805	6,661,144	6,692,243
Cash and cash equivalents	439,905	426,952	375,056	318,725	307,461
Restricted cash	219,660	187,055	180,391	173,510	164,639
Accounts and other receivables	23,824	20,496	18,229	18,662	13,917
Investments in unconsolidated real estate related funds	4,397	4,678	4,649	4,607	4,536
Investments in unconsolidated joint ventures	84,501	81,142	85,952	128,919	130,087
Deferred rent receivable	351,331	355,581	356,425	355,555	353,769
Deferred charges, net	116,913	106,306	100,684	103,858	105,812
Intangible assets, net	43,724	46,983	50,492	54,125	57,612
Other assets	49,977	79,030	47,820	71,847	71,788
Total assets	$7,958,713	$7,947,478	$7,871,503	$7,890,952	$7,901,864

Liabilities:
Notes and mortgages payable, net	$3,680,857	$3,678,893	$3,676,630	$3,674,367	$3,672,103
Accounts payable and accrued expenses	115,688	114,074	119,881	114,808	110,789
Dividends and distributions payable	-	-	-	-	8,382
Intangible liabilities, net	17,804	19,301	20,870	22,465	24,125
Other liabilities	41,966	34,279	44,625	27,906	30,802
Total liabilities	3,856,315	3,846,547	3,862,006	3,839,546	3,846,201

Equity:
Paramount Group, Inc. equity	3,028,442	3,087,151	3,141,277	3,173,867	3,181,913
Noncontrolling interests in:
Consolidated joint ventures	743,127	664,249	495,340	492,135	485,983
Consolidated real estate related funds	84,743	84,644	82,875	92,759	93,340
Operating Partnership	246,086	264,887	290,005	292,645	294,427
Total equity	4,102,398	4,100,931	4,009,497	4,051,406	4,055,663

Total liabilities and equity	$7,958,713	$7,947,478	$7,871,503	$7,890,952	$7,901,864

CONSOLIDATED STATEMENTS OF INCOME

(unaudited and in thousands, except per share amounts)

	Three Months Ended					Six Months Ended
	June 30, 2025		June 30, 2024	March 31, 2025		June 30, 2025		June 30, 2024
Revenues:
Rental revenue (1)	$168,033		$179,678	$179,021		$347,054		$359,401
Fee and other income (1)	9,012		7,730	7,998		17,010		16,884
Total revenues	177,045		187,408	187,019		364,064		376,285

Expenses:
Operating	74,884		74,192	78,050		152,934		145,932
Depreciation and amortization	60,062		61,735	58,879		118,941		122,849
General and administrative (1)	24,311		16,632	17,461		41,772		33,266
Transaction related costs	709		423	150		859		601
Total expenses	159,966		152,982	154,540		314,506		302,648

Other income (expense):
Loss from real estate related fund investments	(23)		(27)	(26)		(49)		(70)
(Loss) income from unconsolidated real estate related funds	(224)		(15)	74		(150)		90
Income (loss) from unconsolidated joint ventures	52		(771)	1,907		1,959		(2,117)
Interest and other income, net	4,026		3,893	3,815		7,841		23,313	(2)
Interest and debt expense	(42,284)	(3)	(40,004)	(43,200)	(3)	(85,484)	(3)	(80,273)
(Loss) income before income taxes	(21,374)		(2,498)	(4,951)		(26,325)		14,580
Income tax benefit (expense)	965		(362)	(366)		599		(709)
Net (loss) income	(20,409)		(2,860)	(5,317)		(25,726)		13,871
Less net (income) loss attributable to noncontrolling interests in:
Consolidated joint ventures	(971)		(6,269)	(3,845)		(4,816)		(11,475)
Consolidated real estate related funds	(99)		589	(1,769)		(1,868)		(173)
Operating Partnership	1,694		721	905		2,599		(177)
Net (loss) income attributable to common stockholders	$(19,785)		$(7,819)	$(10,026)		$(29,811)		$2,046
Per diluted share	$(0.09)		$(0.04)	$(0.05)		$(0.14)		$0.01

(1)
See page 10 for details.
(2)
Includes a $15,437 non-cash gain on extinguishment of an IPO related tax liability.
(3)
Includes $462 and $1,289 in the three months ended June 30, 2025 and March 31, 2025, respectively, and $1,751 in the six months ended June 30, 2025 of expense from the non-cash write-off of deferred financing costs in connection with the termination of our revolving credit facility.

SELECT INCOME STATEMENT DATA

(unaudited and in thousands)

	Three Months Ended			Six Months Ended
Rental Revenue:	June 30, 2025	June 30, 2024	March 31, 2025	June 30, 2025	June 30, 2024
Property rentals	$155,344	$157,178	$159,204	$314,548	$314,773
Tenant reimbursements	14,831	19,375	17,668	32,499	36,365
Straight-line rent adjustments	(4,126)	464	(472)	(4,598)	3,318
Amortization of above and below-market leases, net	1,376	1,632	1,453	2,829	2,972
Lease termination income	608	1,029	1,168	1,776	1,973
Total rental revenue	$168,033	$179,678	$179,021	$347,054	$359,401

	Three Months Ended			Six Months Ended
Fee and Other Income:	June 30, 2025	June 30, 2024	March 31, 2025	June 30, 2025	June 30, 2024
Asset management	$1,911	$2,317	$1,869	$3,780	$4,622
Property management	1,386	1,657	1,513	2,899	3,401
Acquisition, disposition, leasing and other	923	330	1,643	2,566	2,529
Total fee income	4,220	4,304	5,025	9,245	10,552
Other (primarily parking income and tenant requested services, including cleaning and overtime heating and cooling)	4,792	3,426	2,973	7,765	6,332
Total fee and other income	$9,012	$7,730	$7,998	$17,010	$16,884

	Three Months Ended			Six Months Ended
General and administrative:	June 30, 2025	June 30, 2024	March 31, 2025	June 30, 2025	June 30, 2024
Cash general and administrative	$12,701	$11,564	$13,709	$26,410	$22,004
Non-cash general and administrative - stock-based compensation expense	3,422	5,068	3,752	7,174	11,262
Severance costs (1)	8,188	-	-	8,188	-
Total general and administrative	$24,311	$16,632	$17,461	$41,772	$33,266

(1)
Includes $3,750 of cash payments and $4,438 of non-cash expense in connection with the accelerated vesting of equity awards.

FFO

(unaudited and in thousands, except share and per share amounts)

	Three Months Ended			Six Months Ended
	June 30, 2025	June 30, 2024	March 31, 2025	June 30, 2025	June 30, 2024
Reconciliation of net (loss) income to FFO and Core FFO:
Net (loss) income	$(20,409)	$(2,860)	$(5,317)	$(25,726)	$13,871
Real estate depreciation and amortization (including our share of unconsolidated joint ventures)	63,113	65,035	61,902	125,015	129,459
Amounts attributable to noncontrolling interests in consolidated joint ventures and real estate related funds	(13,404)	(15,585)	(16,377)	(29,781)	(31,470)
FFO attributable to the Operating Partnership	29,300	46,590	40,208	69,508	111,860
Amounts attributable to noncontrolling interests in the Operating Partnership	(2,310)	(3,935)	(3,328)	(5,638)	(9,384)
FFO attributable to common stockholders (1)	$26,990	$42,655	$36,880	$63,870	$102,476

Per diluted share	$0.12	$0.20	$0.17	$0.29	$0.47

FFO attributable to the Operating Partnership	$29,300	$46,590	$40,208	$69,508	$111,860
Adjustments for non-core items:
Severance costs	8,188	-	-	8,188	-
Write-off of deferred financing costs	462	-	1,289	1,751	-
Non-cash gain on extinguishment of IPO related tax liability	-	-	-	-	(15,437)
Other, net (primarily transaction related costs)	2,138	845	(187)	1,951	3,316
Core FFO attributable to the Operating Partnership	40,088	47,435	41,310	81,398	99,739
Amounts attributable to noncontrolling interests in the Operating Partnership	(3,161)	(4,007)	(3,419)	(6,580)	(8,373)
Core FFO attributable to common stockholders (1)	$36,927	$43,428	$37,891	$74,818	$91,366

Per diluted share	$0.17	$0.20	$0.17	$0.34	$0.42

Reconciliation of weighted average shares outstanding:
Weighted average shares outstanding	219,216,715	217,204,870	218,005,447	218,614,427	217,155,278
Effect of dilutive securities	25,422	27,125	68,946	46,554	53,699
Denominator for FFO and Core FFO per diluted share	219,242,137	217,231,995	218,074,393	218,660,981	217,208,977

(1)
See page 47 for our definition of this measure.

FAD

(unaudited and in thousands)

	Three Months Ended			Six Months Ended
	June 30, 2025	June 30, 2024	March 31, 2025	June 30, 2025	June 30, 2024
Reconciliation of Core FFO to FAD:
Core FFO attributable to the Operating Partnership	$40,088	$47,435	$41,310	$81,398	$99,739
Adjustments to arrive at FAD (including our share of unconsolidated joint ventures):
Straight-line rent	4,430	(1,116)	707	5,137	(4,503)
Amortization of above and below-market leases, net	(1,476)	(1,949)	(1,554)	(3,030)	(3,607)
Amortization of deferred financing costs	2,372	2,703	2,427	4,799	5,146
Amortization of stock-based compensation expense	3,422	5,068	3,752	7,174	11,262
Expenditures to maintain assets	(13,300)	(9,182)	(12,047)	(25,347)	(20,126)
Second generation tenant improvements and leasing commissions	(35,903)	(11,814)	(35,957)	(71,860)	(37,184)
Amounts attributable to noncontrolling interests in consolidated joint ventures and real estate related funds	3,313	(682)	2,006	5,319	3,629
FAD attributable to the Operating Partnership	2,946	30,463	644	3,590	54,356
Amounts attributable to noncontrolling interests in the Operating Partnership	(232)	(2,573)	(53)	(285)	(4,568)
FAD attributable to common stockholders (1) (2)	$2,714	$27,890	$591	$3,305	$49,788

Dividends paid on common stock (3)	$-	$7,607	$-	$-	$15,216

(1)
See page 47 for our definition of this measure.
(2)
FAD attributable to common stockholders is not necessarily indicative of future FAD amounts due to fluctuations in the timing of payments for tenant improvements and leasing commissions versus rents received from leases for which such costs are incurred.
(3)
In September 2024, we suspended our regular quarterly dividend. The decision by our board of directors to suspend our regular quarterly dividend aligns with our commitment to fortify our balance sheet and maintain financial flexibility. The timing and frequency of future dividends will be authorized by our board of directors, in its sole discretion, depending on a variety of factors, including our financial performance, our debt service requirements, our capital expenditure requirements, the requirements to maintain our qualification as a REIT and other factors that our board of directors may deem relevant from time to time.

EBITDAre

(unaudited and in thousands)

	Three Months Ended			Six Months Ended
	June 30, 2025	June 30, 2024	March 31, 2025	June 30, 2025	June 30, 2024
Reconciliation of net (loss) income to EBITDAre and Adjusted EBITDAre:
Net (loss) income	$(20,409)	$(2,860)	$(5,317)	$(25,726)	$13,871
Adjustments to arrive at EBITDAre (including our share of unconsolidated joint ventures):
Depreciation and amortization	63,113	65,035	61,902	125,015	129,459
Interest and debt expense	44,534	42,258	45,440	89,974	85,045
Income tax (benefit) expense	(965)	363	374	(591)	714
Amounts attributable to noncontrolling interests in consolidated joint ventures and real estate related funds	(21,171)	(23,566)	(24,260)	(45,431)	(47,504)
PGRE's share of EBITDAre (1)	$65,102	$81,230	$78,139	$143,241	$181,585
Adjustments to arrive at Adjusted EBITDAre:
Severance costs	8,188	-	-	8,188	-
Non-cash gain on extinguishment of IPO related tax liability	-	-	-	-	(15,437)
Other, net (primarily transaction related costs)	2,097	802	(232)	1,865	2,805
PGRE's share of Adjusted EBITDAre (1)	$75,387	$82,032	$77,907	$153,294	$168,953

(1)
See page 47 for our definition of this measure.

NOI

(unaudited and in thousands)

	Three Months Ended			Six Months Ended
	June 30, 2025	June 30, 2024	March 31, 2025	June 30, 2025	June 30, 2024
Reconciliation of net (loss) income to NOI and Cash NOI:
Net (loss) income	$(20,409)	$(2,860)	$(5,317)	$(25,726)	$13,871
Adjustments to arrive at NOI:
Fee income	(4,220)	(4,304)	(5,025)	(9,245)	(10,552)
Depreciation and amortization	60,062	61,735	58,879	118,941	122,849
General and administrative	24,311	16,632	17,461	41,772	33,266
(Income) loss from unconsolidated joint ventures	(52)	771	(1,907)	(1,959)	2,117
NOI from unconsolidated joint ventures (excluding One Steuart Lane)	5,036	5,625	4,927	9,963	11,227
Interest and other income, net	(4,026)	(3,893)	(3,815)	(7,841)	(23,313)
Interest and debt expense	42,284	40,004	43,200	85,484	80,273
Income tax (benefit) expense	(965)	362	366	(599)	709
Other, net	956	465	102	1,058	581
Amounts attributable to noncontrolling interests in consolidated joint ventures	(20,616)	(23,901)	(22,083)	(42,699)	(46,809)
PGRE's share of NOI (1)	$82,361	$90,636	$86,788	$169,149	$184,219
Adjustments to arrive at Cash NOI:
Straight-line rent (including our share of unconsolidated joint ventures)	4,430	(1,116)	707	5,137	(4,503)
Amortization of above and below-market leases, net (including our share of unconsolidated joint ventures)	(1,476)	(1,949)	(1,554)	(3,030)	(3,607)
Amounts attributable to noncontrolling interests in consolidated joint ventures	(2,639)	(1,028)	(2,264)	(4,903)	(589)
PGRE's share of Cash NOI (1)	$82,676	$86,543	$83,677	$166,353	$175,520

(1)
See page 47 for our definition of this measure.

NOI

(unaudited and in thousands)

	Three Months Ended June 30, 2025
	Total	New York	San Francisco	Other
Reconciliation of net (loss) income to NOI and Cash NOI:
Net (loss) income	$(20,409)	$(10,825)	$11,472	$(21,056)
Adjustments to arrive at NOI:
Fee income	(4,220)	-	-	(4,220)
Depreciation and amortization	60,062	40,063	18,917	1,082
General and administrative	24,311	-	-	24,311
(Income) loss from unconsolidated joint ventures	(52)	(60)	-	8
NOI from unconsolidated joint ventures (excluding One Steuart Lane)	5,036	3,306	1,680	50
Interest and other income, net	(4,026)	(915)	(588)	(2,523)
Interest and debt expense	42,284	29,918	11,775	591
Income tax benefit	(965)	(2)	-	(963)
Other, net	956	-	-	956
Amounts attributable to noncontrolling interests in consolidated joint ventures	(20,616)	(3,462)	(17,154)	-
PGRE's share of NOI (1) for the three months ended June 30, 2025	$82,361	$58,023	$26,102	$(1,764)
PGRE's share of NOI (1) for the three months ended June 30, 2024	$90,636	$63,396	$28,158	$(918)

PGRE's share of NOI for the three months ended June 30, 2025	$82,361	$58,023	$26,102	$(1,764)
Adjustments to arrive at Cash NOI:
Straight-line rent (including our share of unconsolidated joint ventures)	4,430	(225)	4,690	(35)
Amortization of above and below-market leases, net (including our share of unconsolidated joint ventures)	(1,476)	(730)	(746)	-
Amounts attributable to noncontrolling interests in consolidated joint ventures	(2,639)	(484)	(2,155)	-
PGRE's share of Cash NOI (1) for the three months ended June 30, 2025	$82,676	$56,584	$27,891	$(1,799)
PGRE's share of Cash NOI (1) for the three months ended June 30, 2024	$86,543	$58,084	$29,554	$(1,095)

(1)
See page 47 for our definition of this measure.

NOI

(unaudited and in thousands)

	Six Months Ended June 30, 2025
	Total	New York	San Francisco	Other
Reconciliation of net (loss) income to NOI and Cash NOI:
Net (loss) income	$(25,726)	$(21,039)	$29,377	$(34,064)
Adjustments to arrive at NOI:
Fee income	(9,245)	-	-	(9,245)
Depreciation and amortization	118,941	79,877	36,879	2,185
General and administrative	41,772	-	-	41,772
Income from unconsolidated joint ventures	(1,959)	(119)	-	(1,840)
NOI from unconsolidated joint ventures (excluding One Steuart Lane)	9,963	6,464	3,390	109
Interest and other income, net	(7,841)	(1,645)	(1,145)	(5,051)
Interest and debt expense	85,484	59,843	23,408	2,233
Income tax (benefit) expense	(599)	3	6	(608)
Other, net	1,058	-	-	1,058
Amounts attributable to noncontrolling interests in consolidated joint ventures	(42,699)	(6,708)	(35,991)	-
PGRE's share of NOI (1) for the six months ended June 30, 2025	$169,149	$116,676	$55,924	$(3,451)
PGRE's share of NOI (1) for the six months ended June 30, 2024	$184,219	$131,765	$54,398	$(1,944)

PGRE's share of NOI for the six months ended June 30, 2025	$169,149	$116,676	$55,924	$(3,451)
Adjustments to arrive at Cash NOI:
Straight-line rent (including our share of unconsolidated joint ventures)	5,137	(3,886)	8,951	72
Amortization of above and below-market leases, net (including our share of unconsolidated joint ventures)	(3,030)	(1,477)	(1,553)	-
Amounts attributable to noncontrolling interests in consolidated joint ventures	(4,903)	(839)	(4,064)	-
PGRE's share of Cash NOI (1) for the six months ended June 30, 2025	$166,353	$110,474	$59,258	$(3,379)
PGRE's share of Cash NOI (1) for the six months ended June 30, 2024	$175,520	$121,817	$55,718	$(2,015)

(1)
See page 47 for our definition of this measure.

SAME STORE CASH NOI

(unaudited and in thousands)

SAME STORE CASH NOI (1)	Three Months Ended June 30, 2025
	Total	New York	San Francisco	Other
PGRE's share of Cash NOI for the three months ended June 30, 2025	$82,676	$56,584	$27,891	$(1,799)
Non-same store adjustments:
Lease termination income	(504)	(459)	(45)	-
Other, net	2,444	645	-	1,799
PGRE's share of Same Store Cash NOI for the three months ended
June 30, 2025	$84,616	$56,770	$27,846	$-

	Three Months Ended June 30, 2024
	Total	New York	San Francisco	Other
PGRE's share of Cash NOI for the three months ended June 30, 2024	$86,543	$58,084	$29,554	$(1,095)
Non-same store adjustments:
Dispositions (2)	(2,822)	(1,341)	(1,481)	-
Lease termination income	(1,029)	(1,029)	-	-
Other, net	1,476	372	9	1,095
PGRE's share of Same Store Cash NOI for the three months ended
June 30, 2024	$84,168	$56,086	$28,082	$-

% Increase (decrease)	0.5%	1.2%	(0.8%)

(1)
See page 47 for our definition of this measure.
(2)
Represents an adjustment to prior period’s Cash NOI to account for the 45.0% sale of 900 Third Avenue in our New York portfolio and 25.0% sale of One Front Street in our San Francisco portfolio.

SAME STORE CASH NOI

(unaudited and in thousands)

SAME STORE CASH NOI (1)	Six Months Ended June 30, 2025
	Total	New York	San Francisco	Other
PGRE's share of Cash NOI for the six months ended June 30, 2025	$166,353	$110,474	$59,258	$(3,379)
Non-same store adjustments:
Lease termination income	(1,672)	(1,627)	(45)	-
Other, net	4,056	677	-	3,379
PGRE's share of Same Store Cash NOI for the six months ended
June 30, 2025	$168,737	$109,524	$59,213	$-

	Six Months Ended June 30, 2024
	Total	New York	San Francisco	Other
PGRE's share of Cash NOI for the six months ended June 30, 2024	$175,520	$121,817	$55,718	$(2,015)
Non-same store adjustments:
Dispositions (2)	(4,337)	(2,856)	(1,481)	-
Lease termination income	(1,973)	(1,973)	-	-
Other, net	2,674	650	9	2,015
PGRE's share of Same Store Cash NOI for the six months ended
June 30, 2024	$171,884	$117,638	$54,246	$-

% (Decrease) increase	(1.8%)	(6.9%)	9.2%

(1)
See page 47 for our definition of this measure.
(2)
Represents an adjustment to prior period’s Cash NOI to account for the 45.0% sale of 900 Third Avenue in our New York portfolio and 25.0% sale of One Front Street in our San Francisco portfolio.

SAME STORE NOI

(unaudited and in thousands)

SAME STORE NOI (1)	Three Months Ended June 30, 2025
	Total	New York	San Francisco	Other
PGRE's share of NOI for the three months ended June 30, 2025	$82,361	$58,023	$26,102	$(1,764)
Non-same store adjustments:
Lease termination income	(504)	(459)	(45)	-
Other, net	2,409	645	-	1,764
PGRE's share of Same Store NOI for the three months ended
June 30, 2025	$84,266	$58,209	$26,057	$-

	Three Months Ended June 30, 2024
	Total	New York	San Francisco	Other
PGRE's share of NOI for the three months ended June 30, 2024	$90,636	$63,396	$28,158	$(918)
Non-same store adjustments:
Dispositions (2)	(2,600)	(1,283)	(1,317)	-
Lease termination income	(1,029)	(1,029)	-	-
Other, net	1,299	372	9	918
PGRE's share of Same Store NOI for the three months ended
June 30, 2024	$88,306	$61,456	$26,850	$-

% Decrease	(4.6%)	(5.3%)	(3.0%)

(1)
See page 47 for our definition of this measure.
(2)
Represents an adjustment to prior period’s NOI to account for the 45.0% sale of 900 Third Avenue in our New York portfolio and 25.0% sale of One Front Street in our San Francisco portfolio.

SAME STORE NOI

(unaudited and in thousands)

SAME STORE NOI (1)	Six Months Ended June 30, 2025
	Total	New York	San Francisco	Other
PGRE's share of NOI for the six months ended June 30, 2025	$169,149	$116,676	$55,924	$(3,451)
Non-same store adjustments:
Lease termination income	(1,672)	(1,627)	(45)	-
Other, net	4,128	677	-	3,451
PGRE's share of Same Store NOI for the six months ended
June 30, 2025	$171,605	$115,726	$55,879	$-

	Six Months Ended June 30, 2024
	Total	New York	San Francisco	Other
PGRE's share of NOI for the six months ended June 30, 2024	$184,219	$131,765	$54,398	$(1,944)
Non-same store adjustments:
Dispositions (2)	(4,174)	(2,857)	(1,317)	-
Lease termination income	(1,973)	(1,973)	-	-
Other, net	2,603	650	9	1,944
PGRE's share of Same Store NOI for the six months ended
June 30, 2024	$180,675	$127,585	$53,090	$-

% (Decrease) increase	(5.0%)	(9.3%)	5.3%

(1)
See page 47 for our definition of this measure.
(2)
Represents an adjustment to prior period’s NOI to account for the 45.0% sale of 900 Third Avenue in our New York portfolio and 25.0% sale of One Front Street in our San Francisco portfolio.

CONSOLIDATED JOINT VENTURES – BALANCE SHEETS

(unaudited and in thousands)

	As of June 30, 2025
	Total Consolidated	1633	900 Third	One Market	300 Mission	One Front
	Joint Ventures	Broadway	Avenue (1)	Plaza	Street	Street (2)
PGRE Ownership		90.0%	55.0%	49.0%	31.1%	75.0%

Assets:
Real estate, net	$3,944,902	$1,609,723	$344,965	$1,098,519	$449,090	$442,605
Cash and cash equivalents	174,399	107,376	15,216	2,247	36,762	12,798
Restricted cash	160,519	78	368	160,073	-	-
Accounts and other receivables	13,552	5,443	1,040	4,175	1,760	1,134
Deferred rent receivable	202,925	88,016	12,584	69,043	22,750	10,532
Deferred charges, net	56,853	17,839	10,501	14,110	7,808	6,595
Intangible assets, net	24,898	22,478	599	1,706	115	-
Other assets	13,341	1,997	571	7,805	1,466	1,502
Total Assets	$4,591,389	$1,852,950	$385,844	$1,357,678	$519,751	$475,166

Liabilities:
Notes and mortgages payable, net	$2,324,074	$1,245,602	$-	$846,650	$231,822	$-
Accounts payable and accrued expenses	59,409	13,167	4,982	24,622	9,719	6,919
Intangible liabilities, net	10,982	8,833	96	1,447	48	558
Other liabilities	8,958	954	27	4,839	15	3,123
Total Liabilities	2,403,423	1,268,556	5,105	877,558	241,604	10,600

Equity:
Paramount Group, Inc. equity	1,444,839	525,513	209,406	235,328	85,622	388,970
Noncontrolling interests	743,127	58,881	171,333	244,792	192,525	75,596
Total Equity	2,187,966	584,394	380,739	480,120	278,147	464,566

Total Liabilities and Equity	$4,591,389	$1,852,950	$385,844	$1,357,678	$519,751	$475,166

(1)
On January 17, 2025, we sold a 45.0% equity interest in 900 Third Avenue.
(2)
On May 5, 2025, we sold a 25.0% equity interest in One Front Street.

CONSOLIDATED JOINT VENTURES – BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2024
	Total Consolidated	1633	One Market	300 Mission
	Joint Ventures	Broadway	Plaza	Street
PGRE Ownership		90.0%	49.0%	31.1%

Assets:
Real estate, net	$3,199,972	$1,630,488	$1,112,434	$457,050
Cash and cash equivalents	140,806	94,690	13,028	33,088
Restricted cash	127,216	78	127,138	-
Accounts and other receivables	10,056	6,102	2,995	959
Deferred rent receivable	192,939	92,753	75,632	24,554
Deferred charges, net	38,610	19,349	12,477	6,784
Intangible assets, net	28,569	25,117	2,741	711
Other assets	7,075	803	5,592	680
Total Assets	$3,745,243	$1,869,380	$1,352,037	$523,826

Liabilities:
Notes and mortgages payable, net	$2,320,880	$1,245,104	$844,052	$231,724
Accounts payable and accrued expenses	54,820	15,321	27,384	12,115
Intangible liabilities, net	12,581	9,856	2,427	298
Other liabilities	5,327	561	4,728	38
Total Liabilities	2,393,608	1,270,842	878,591	244,175

Equity:
Paramount Group, Inc. equity	856,295	538,232	232,058	86,005
Noncontrolling interests	495,340	60,306	241,388	193,646
Total Equity	1,351,635	598,538	473,446	279,651

Total Liabilities and Equity	$3,745,243	$1,869,380	$1,352,037	$523,826

CONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended June 30, 2025
	Total Consolidated	1633	900 Third	One Market	300 Mission	One Front
	Joint Ventures	Broadway	Avenue	Plaza	Street	Street (2)
Total revenues	$107,718	$46,883	$6,394	$33,591	$12,754	$8,096
Total operating expenses	43,520	19,667	3,847	11,868	4,327	3,811
Net operating income (1)	64,198	27,216	2,547	21,723	8,427	4,285
Depreciation and amortization	(34,858)	(14,046)	(2,917)	(10,092)	(5,733)	(2,070)
Interest and other income, net	2,091	859	38	289	302	603
Interest and debt expense	(22,419)	(9,700)	-	(10,060)	(2,659)	-
Income (loss) before income taxes	9,012	4,329	(332)	1,860	337	2,818
Income tax benefit	2	2	-	-	-	-
Net income (loss)	$9,014	$4,331	$(332)	$1,860	$337	$2,818

PGRE's share
Ownership	Total	90.0%	55.0%	49.0%	31.1%	75.0% (2)
Net income (loss)	$6,842	$3,899	$(181)	$907	$102	$2,115
Management fee income	1,201	312	86	170	581	52
PGRE's share of net income (loss)	8,043	4,211	(95)	1,077	683	2,167
Real estate depreciation and amortization	22,524	12,641	1,604	4,945	1,782	1,552
FFO/Core FFO (1)	$30,567	$16,852	$1,509	$6,022	$2,465	$3,719

Noncontrolling interests' share
Ownership	Total	10.0%	45.0%	51.0%	68.9%	25.0% (2)
Net income (loss)	$2,172	$432	$(151)	$953	$235	$703
Management fee expense	(1,201)	(312)	(86)	(170)	(581)	(52)
Net income (loss) attributable to noncontrolling interests	971	120	(237)	783	(346)	651
Real estate depreciation and amortization	12,334	1,405	1,313	5,147	3,951	518
FFO/Core FFO (1)	$13,305	$1,525	$1,076	$5,930	$3,605	$1,169

(1)
See page 47 for our definition of these measures.
(2)
On May 5, 2025, we sold a 25.0% equity interest in One Front Street. The amounts in this column represent the results of operations from May 5, 2025 through June 30, 2025.

CONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended June 30, 2024
	Total Consolidated	1633	One Market	300 Mission
	Joint Ventures	Broadway	Plaza	Street
Total revenues	$105,619	$48,371	$43,048	$14,200
Total operating expenses	37,146	19,973	12,823	4,350
Net operating income (1)	68,473	28,398	30,225	9,850
Depreciation and amortization	(30,745)	(15,851)	(10,848)	(4,046)
Interest and other income, net	1,067	772	154	141
Interest and debt expense	(22,420)	(9,701)	(10,061)	(2,658)
Income before income taxes	16,375	3,618	9,470	3,287
Income tax expense	(87)	(8)	(79)	-
Net income	$16,288	$3,610	$9,391	$3,287

PGRE's share
Ownership	Total	90.0%	49.0%	31.1%
Net income	$8,861	$3,247	$4,597	$1,017
Management fee income	1,158	346	215	597
PGRE's share of net income	10,019	3,593	4,812	1,614
Real estate depreciation and amortization	20,840	14,266	5,315	1,259
FFO/Core FFO (1)	$30,859	$17,859	$10,127	$2,873

Noncontrolling interests' share
Ownership	Total	10.0%	51.0%	68.9%
Net income	$7,427	$363	$4,794	$2,270
Management fee expense	(1,158)	(346)	(215)	(597)
Net income attributable to noncontrolling interests	6,269	17	4,579	1,673
Real estate depreciation and amortization	9,905	1,585	5,533	2,787
FFO/Core FFO (1)	$16,174	$1,602	$10,112	$4,460

(1)
See page 47 for our definition of these measures.

CONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Six Months Ended June 30, 2025
	Total Consolidated	1633	900 Third	One Market	300 Mission	One Front
	Joint Ventures	Broadway	Avenue (2)	Plaza	Street	Street (3)
Total revenues	$214,037	$96,054	$12,071	$71,371	$26,445	$8,096
Total operating expenses	85,029	41,354	7,547	23,423	8,894	3,811
Net operating income (1)	129,008	54,700	4,524	47,948	17,551	4,285
Depreciation and amortization	(66,118)	(28,075)	(5,253)	(21,009)	(9,711)	(2,070)
Interest and other income, net	3,324	1,519	54	567	581	603
Interest and debt expense	(44,647)	(19,297)	-	(20,031)	(5,319)	-
Income (loss) before income taxes	21,567	8,847	(675)	7,475	3,102	2,818
Income tax expense	(7)	(3)	-	(2)	(2)	-
Net income (loss)	$21,560	$8,844	$(675)	$7,473	$3,100	$2,818

PGRE's share
Ownership	Total	90.0%	55.0% (2)	49.0%	31.1%	75.0% (3)
Net income (loss)	$14,326	$7,964	$(371)	$3,658	$960	$2,115
Management fee income	2,418	632	158	403	1,173	52
PGRE's share of net income (loss)	16,744	8,596	(213)	4,061	2,133	2,167
Real estate depreciation and amortization	43,021	25,267	2,889	10,294	3,019	1,552
FFO/Core FFO (1)	$59,765	$33,863	$2,676	$14,355	$5,152	$3,719

Noncontrolling interests' share
Ownership	Total	10.0%	45.0% (2)	51.0%	68.9%	25.0% (3)
Net income (loss)	$7,234	$880	$(304)	$3,815	$2,140	$703
Management fee expense	(2,418)	(632)	(158)	(403)	(1,173)	(52)
Net income (loss) attributable to noncontrolling interests	4,816	248	(462)	3,412	967	651
Real estate depreciation and amortization	23,097	2,808	2,364	10,715	6,692	518
FFO/Core FFO (1)	$27,913	$3,056	$1,902	$14,127	$7,659	$1,169

(1)
See page 47 for our definition of these measures.
(2)
On January 17, 2025, we sold a 45.0% equity interest in 900 Third Avenue. The amounts in this column represent the results of operations from January 17, 2025 through June 30, 2025.
(3)
On May 5, 2025, we sold a 25.0% equity interest in One Front Street. The amounts in this column represent the results of operations from May 5, 2025 through June 30, 2025.

CONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Six Months Ended June 30, 2024
	Total Consolidated	1633	One Market	300 Mission
	Joint Ventures	Broadway	Plaza	Street
Total revenues	$208,256	$97,177	$83,804	$27,275
Total operating expenses	71,619	38,591	24,762	8,266
Net operating income (1)	136,637	58,586	59,042	19,009
Depreciation and amortization	(62,253)	(32,589)	(21,652)	(8,012)
Interest and other income, net	1,955	1,274	428	253
Interest and debt expense	(45,066)	(19,402)	(20,344)	(5,320)
Income before income taxes	31,273	7,869	17,474	5,930
Income tax expense	(98)	(16)	(81)	(1)
Net income	$31,175	$7,853	$17,393	$5,929

PGRE's share
Ownership	Total	90.0%	49.0%	31.1%
Net income	$17,423	$7,067	$8,518	$1,838
Management fee income	2,277	687	433	1,157
PGRE's share of net income	19,700	7,754	8,951	2,995
Real estate depreciation and amortization	42,431	29,330	10,609	2,492
FFO/Core FFO (1)	$62,131	$37,084	$19,560	$5,487

Noncontrolling interests' share
Ownership	Total	10.0%	51.0%	68.9%
Net income	$13,752	$786	$8,875	$4,091
Management fee expense	(2,277)	(687)	(433)	(1,157)
Net income attributable to noncontrolling interests	11,475	99	8,442	2,934
Real estate depreciation and amortization	19,822	3,259	11,043	5,520
FFO/Core FFO (1)	$31,297	$3,358	$19,485	$8,454

(1)
See page 47 for our definition of these measures.

UNCONSOLIDATED JOINT VENTURES – BALANCE SHEETS

(unaudited and in thousands)

	As of June 30, 2025
							Non-Core Asset (1)
		712 Fifth	55 Second	60 Wall	One Steuart		111 Sutter
	Total	Avenue	Street	Street (2)	Lane	Other (3)	Street

PGRE Ownership		50.0%	44.1%	5.0%	35.0% (4)	Various	49.0%
Assets:
Real estate, net	$1,331,836	$224,453	$133,878	$765,811	$50	$141,914	$65,730
Cash and cash equivalents	148,413	25,896	30,678	67,986	19,358	2,875	1,620
Restricted cash	7,245	5,974	-	1	-	-	1,270
Accounts and other receivables	6,004	5,088	411	-	123	35	347
Deferred rent receivable	32,884	20,988	4,248	-	-	5,063	2,585
Deferred charges, net	10,697	8,390	1,557	-	-	-	750
Intangible assets, net	36,893	-	2,352	-	-	33,860	681
For-sale residential condominium units	181,203	-	-	-	181,203	-	-
Other assets	5,309	1,457	559	1,111	254	1,512	416
Total Assets	$1,760,484	$292,246	$173,683	$834,909	$200,988	$185,259	$73,399

Liabilities:
Notes and mortgages payable, net	$1,396,262	$299,213	$187,306	$630,367	$-	$104,675	$174,701
Accounts payable and accrued expenses	38,062	6,025	4,768	21,549	610	1,616	3,494
Intangible liabilities, net	2,032	-	1,821	-	-	-	211
Other liabilities	67,922	163	173	63,955	5	3,392	234
Total Liabilities	1,504,278	305,401	194,068	715,871	615	109,683	178,640

Total Equity	256,206	(13,155)	(20,385)	119,038	200,373	75,576	(105,241)

Total Liabilities and Equity	$1,760,484	$292,246	$173,683	$834,909	$200,988	$185,259	$73,399

(1)
On May 30, 2025, the lenders completed the sale of Market Center through a deed-in-lieu of foreclosure.
(2)
This property is “out-of-service” for redevelopment.
(3)
Represents 1600 Broadway and Oder-Center, Germany.
(4)
RDF, our consolidated Residential Development Fund, owns a 35% economic interest in One Steuart Lane, a for-sale residential condominium project. Our economic interest in One Steuart Lane (based on our 7.4% interest in RDF) is 2.6%.

UNCONSOLIDATED JOINT VENTURES – BALANCE SHEETS

(unaudited and in thousands)

	As of December 31, 2024
							Non-Core Assets
		712 Fifth	55 Second	60 Wall	One Steuart		Market	111 Sutter
	Total	Avenue	Street	Street (1)	Lane	Other (2)	Center	Street

PGRE Ownership		50.0%	44.1%	5.0%	35.0% (3)	Various	67.0%	49.0%
Assets:
Real estate, net	$1,567,771	$223,640	$136,627	$663,046	$50	$143,557	$264,135	$136,716
Cash and cash equivalents	104,982	27,144	26,919	20,388	23,514	2,492	2,700	1,825
Restricted cash	49,687	5,971	-	28,482	-	-	13,631	1,603
Accounts and other receivables	7,849	5,135	444	227	123	32	1,253	635
Deferred rent receivable	42,128	21,697	4,594	-	-	4,476	8,751	2,610
Deferred charges, net	15,434	8,934	1,639	-	-	-	3,945	916
Intangible assets, net	42,672	-	3,159	-	-	35,422	3,304	787
For-sale residential condominium units	195,113	-	-	-	195,113	-	-	-
Other assets	3,530	45	252	499	202	1,549	792	191
Total Assets	$2,029,166	$292,566	$173,634	$712,642	$219,002	$187,528	$298,511	$145,283

Liabilities:
Notes and mortgages payable, net	$1,783,587	$299,007	$187,227	$605,584	$-	$106,077	$416,520	$169,172
Accounts payable and accrued expenses	59,860	6,032	4,478	16,455	1,660	1,589	25,694	3,952
Intangible liabilities, net	2,480	-	2,019	-	-	-	223	238
Other liabilities	73,129	188	162	66,305	5	2,992	3,232	245
Total Liabilities	1,919,056	305,227	193,886	688,344	1,665	110,658	445,669	173,607

Total Equity	110,110	(12,661)	(20,252)	24,298	217,337	76,870	(147,158)	(28,324)

Total Liabilities and Equity	$2,029,166	$292,566	$173,634	$712,642	$219,002	$187,528	$298,511	$145,283

(1)
This property is “out-of-service” for redevelopment.
(2)
Represents 1600 Broadway and Oder-Center, Germany.
(3)
RDF, our consolidated Residential Development Fund, owns a 35% economic interest in One Steuart Lane, a for-sale residential condominium project. Our economic interest in One Steuart Lane (based on our 7.4% interest in RDF) is 2.6%.

UNCONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended June 30, 2025
								Non-Core Assets
		712 Fifth	55 Second	60 Wall	One Steuart			Market		111 Sutter
	Total	Avenue	Street	Street (2)	Lane		Other (3)	Center (4)		Street
Total revenues	$36,325	$12,272	$7,318	$-	$7,125	(5)	$3,820	$3,213		$2,577
Total operating expenses	17,314	6,016	3,483	24	7,234	(6)	1,372	(2,666)		1,851
Net operating income (loss) (1)	19,011	6,256	3,835	(24)	(109)		2,448	5,879		726
Depreciation and amortization	(10,137)	(3,881)	(2,282)	-	-		(1,092)	(1,747)		(1,135)
Interest and other income, net	1,730	201	206	1,191	119		5	8		-
Interest and debt expense	(15,422)	(2,674)	(1,856)	-	-		(1,033)	(7,010)		(2,849)
Gain on extinguishment of debt	162,517	-	-	-	-		-	162,517	(7)	-
Income (loss) before income taxes	157,699	(98)	(97)	1,167	10		328	159,647		(3,258)
Income tax expense	(3)	-	-	-	-		(3)	-		-
Net income (loss)	$157,696	$(98)	$(97)	$1,167	$10		$325	$159,647		$(3,258)

PGRE's share
Ownership	Total	50.0%	44.1%	5.0%	35.0%		Various	67.0% (4)		49.0%
Net income (loss)	$105,354	$(49)	$(53)	$59	$3		$31	$106,960		$(1,597)
Step-up basis adjustment	(13)	-	-	-	(11)		(2)	-		-
Adjustments to equity in earnings of unconsolidated joint ventures	(105,289)	49	53	-	-		(28)	(106,960)	(7)	1,597
PGRE's share of net income (loss)	52	-	-	59	(8)		1	-		-
Real estate depreciation and amortization	3,051	1,941	1,006	-	-		104	-		-
FFO (1)	3,103	1,941	1,006	59	(8)		105	-		-
Adjustments to equity in earnings of unconsolidated joint ventures	(74)	(49)	(53)	-	-		28	-		-
FFO attributable to One Steuart Lane	8	-	-	-	8		-	-		-
Core FFO (1)	$3,037	$1,892	$953	$59	$-		$133	$-		$-

(1)
See page 47 for our definition of this measure.
(2)
This property is “out-of-service” for redevelopment.
(3)
Represents 1600 Broadway and Oder-Center, Germany.
(4)
On May 30, 2025, the lenders completed the sale of Market Center through a deed-in-lieu of foreclosure. The amounts in this column represent the results of operations from April 1, 2025 through May 30, 2025.
(5)
Includes proceeds from the sale of residential condominium units at One Steuart Lane.
(6)
Includes cost of sales relating to residential condominium units sold at One Steuart Lane.
(7)
In December 2023, we wrote off our investment in Market Center to zero and discontinued the equity method of accounting. Accordingly, the gain on extinguishment of debt did not have an impact on our consolidated financial statements.

UNCONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Three Months Ended June 30, 2024
								Non-Core Assets
		712 Fifth	55 Second	60 Wall	One Steuart			Market	111 Sutter
	Total	Avenue	Street	Street (2)	Lane		Other (3)	Center	Street
Total revenues	$38,493	$12,461	$8,174	$-	$1,771	(4)	$4,352	$8,136	$3,599
Total operating expenses	23,921	5,846	3,506	83	4,219	(5)	1,561	6,465	2,241
Net operating income (loss) (1)	14,572	6,615	4,668	(83)	(2,448)		2,791	1,671	1,358
Depreciation and amortization	(12,606)	(3,522)	(3,199)	-	-		(1,077)	(2,833)	(1,975)
Interest and other income, net	1,870	212	239	1,190	176		13	36	4
Interest and debt expense	(12,358)	(2,674)	(1,856)	-	-		(1,060)	(3,632)	(3,136)
(Loss) income before income taxes	(8,522)	631	(148)	1,107	(2,272)		667	(4,758)	(3,749)
Income tax expense	(9)	-	(2)	-	(1)		(3)	(3)	-
Net (loss) income	$(8,531)	$631	$(150)	$1,107	$(2,273)		$664	$(4,761)	$(3,749)

PGRE's share
Ownership	Total	50.0%	44.1%	5.0%	35.0%		Various	67.0%	49.0%
Net (loss) income	$(5,452)	$316	$(60)	$56	$(796)		$60	$(3,192)	$(1,836)
Step-up basis adjustment	(31)	-	(3)	-	(2)		(26)	-	-
Adjustments to equity in earnings of unconsolidated joint ventures	4,712	(316)	-	-	-		-	3,192	1,836
PGRE's share of net (loss) income	(771)	-	(63)	56	(798)		34	-	-
Real estate depreciation and amortization	3,300	1,761	1,413	-	-		126	-	-
FFO (1)	2,529	1,761	1,350	56	(798)		160	-	-
Adjustments to equity in earnings of unconsolidated joint ventures	316	316	-	-	-		-	-	-
FFO attributable to One Steuart Lane	798	-	-	-	798		-	-	-
Core FFO (1)	$3,643	$2,077	$1,350	$56	$-		$160	$-	$-

(1)
See page 47 for our definition of this measure.
(2)
This property is “out-of-service” for redevelopment.
(3)
Represents 1600 Broadway and Oder-Center, Germany.
(4)
Includes proceeds from the sale of residential condominium units at One Steuart Lane.
(5)
Includes cost of sales relating to residential condominium units sold at One Steuart Lane.

UNCONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Six Months Ended June 30, 2025
								Non-Core Assets
		712 Fifth	55 Second	60 Wall	One Steuart			Market		111 Sutter
	Total	Avenue	Street	Street (2)	Lane		Other (3)	Center (4)		Street
Total revenues	$87,557	$24,770	$14,712	$-	$24,597	(5)	$7,728	$9,841		$5,909
Total operating expenses	49,913	12,543	6,999	40	19,600	(6)	2,738	3,657		4,336
Net operating income (loss) (1)	37,644	12,227	7,713	(40)	4,997		4,990	6,184		1,573
Depreciation and amortization	(20,887)	(7,775)	(4,493)	-	-		(2,173)	(4,365)		(2,081)
Interest and other income, net	3,546	373	401	2,381	358		11	21		1
Interest and debt expense	(34,137)	(5,319)	(3,713)	-	-		(2,089)	(17,399)		(5,617)
Gain on extinguishment of debt	162,517	-	-	-	-		-	162,517	(7)	-
Income (loss) before income taxes	148,683	(494)	(92)	2,341	5,355		739	146,958		(6,124)
Income tax expense	(29)	-	(17)	(1)	(2)		(4)	(2)		(3)
Net income (loss)	$148,654	$(494)	$(109)	$2,340	$5,353		$735	$146,956		$(6,127)

PGRE's share
Ownership	Total	50.0%	44.1%	5.0%	35.0%		Various	67.0% (4)		49.0%
Net income (loss)	$97,205	$(249)	$(58)	$118	$1,873		$69	$98,455		$(3,003)
Step-up basis adjustment	(37)	-	-	-	(33)		(4)	-		-
Adjustments to equity in earnings of unconsolidated joint ventures	(95,209)	249	58	-	-		(64)	(98,455)	(7)	3,003
PGRE's share of net income	1,959	-	-	118	1,840		1	-		-
Real estate depreciation and amortization	6,074	3,888	1,981	-	-		205	-		-
FFO (1)	8,033	3,888	1,981	118	1,840		206	-		-
Adjustments to equity in earnings of unconsolidated joint ventures	(243)	(249)	(58)	-	-		64	-		-
FFO attributable to One Steuart Lane	(1,840)	-	-	-	(1,840)		-	-		-
Core FFO (1)	$5,950	$3,639	$1,923	$118	$-		$270	$-		$-

(1)
See page 47 for our definition of this measure.
(2)
This property is “out-of-service” for redevelopment.
(3)
Represents 1600 Broadway and Oder-Center, Germany.
(4)
On May 30, 2025, the lenders completed the sale of Market Center through a deed-in-lieu of foreclosure. The amounts in this column represent the results of operations from January 1, 2025 through May 30, 2025.
(5)
Includes proceeds from the sale of residential condominium units at One Steuart Lane.
(6)
Includes cost of sales relating to residential condominium units sold at One Steuart Lane.
(7)
In December 2023, we wrote off our investment in Market Center to zero and discontinued the equity method of accounting. Accordingly, the gain on extinguishment of debt did not have an impact on our consolidated financial statements.

UNCONSOLIDATED JOINT VENTURES – OPERATING RESULTS

(unaudited and in thousands)

	Six Months Ended June 30, 2024
								Non-Core Assets
		712 Fifth	55 Second	60 Wall	One Steuart			Market	111 Sutter
	Total	Avenue	Street	Street (2)	Lane		Other (3)	Center	Street
Total revenues	$89,427	$25,243	$16,169	$-	$15,837	(4)	$8,227	$16,745	$7,206
Total operating expenses	56,360	11,870	6,893	101	16,403	(5)	3,489	13,068	4,536
Net operating income (loss) (1)	33,067	13,373	9,276	(101)	(566)		4,738	3,677	2,670
Depreciation and amortization	(25,768)	(6,628)	(6,893)	-	-		(2,152)	(6,067)	(4,028)
Interest and other income, net	2,496	388	476	1,188	330		25	81	8
Interest and debt expense	(29,947)	(5,347)	(3,713)	(5,255)	-		(2,138)	(7,244)	(6,250)
(Loss) income before income taxes	(20,152)	1,786	(854)	(4,168)	(236)		473	(9,553)	(7,600)
Income tax expense	(25)	-	(8)	(2)	(3)		(4)	(5)	(3)
Net (loss) income	$(20,177)	$1,786	$(862)	$(4,170)	$(239)		$469	$(9,558)	$(7,603)

PGRE's share
Ownership	Total	50.0%	44.1%	5.0%	35.0%		Various	67.0%	49.0%
Net (loss) income	$(9,853)	$893	$(360)	$(207)	$(84)		$39	$(6,409)	$(3,725)
Step-up basis adjustment	(81)	-	(5)	-	(23)		(53)	-	-
Adjustments to equity in earnings of unconsolidated joint ventures	7,817	(893)	-	(1,424)	-		-	6,409	3,725
PGRE's share of net loss	(2,117)	-	(365)	(1,631)	(107)		(14)	-	-
Real estate depreciation and amortization	6,610	3,314	3,044	-	-		252	-	-
FFO (1)	4,493	3,314	2,679	(1,631)	(107)		238	-	-
Adjustments to equity in earnings of unconsolidated joint ventures	2,317	893	-	1,424	-		-	-	-
FFO attributable to One Steuart Lane	107	-	-	-	107		-	-	-
Other non-core items	263	-	-	263	-		-	-	-
Core FFO (1)	$7,180	$4,207	$2,679	$56	$-		$238	$-	$-

(1)
See page 47 for our definition of this measure.
(2)
This property is “out-of-service” for redevelopment.
(3)
Represents 1600 Broadway and Oder-Center, Germany.
(4)
Includes proceeds from the sale of residential condominium units at One Steuart Lane.
(5)
Includes cost of sales relating to residential condominium units sold at One Steuart Lane.

CAPITAL STRUCTURE

(unaudited and in thousands, except share, unit and per share amounts)

		As of June 30, 2025
Debt (2)(3):		At 100%	At PGRE's Share (1)		Excluding Non-Core Debt (4)
Notes and mortgages payable (secured debt):
Consolidated debt		$3,692,050	$2,973,680		$2,973,680
Unconsolidated joint ventures debt		1,230,760	274,374		274,374
Non-core unconsolidated joint venture debt		174,710	85,608		-
Total debt		$5,097,520	3,333,662	(A)	3,248,054	(A)

	Shares / Units	Share Price as of
Equity:	Outstanding	June 30, 2025
Common stock	220,311,416	$6.10	1,343,900		1,343,900
Operating Partnership units	17,875,998	6.10	109,044		109,044
Total equity	238,187,414	6.10	1,452,944		1,452,944

Total Market Capitalization			$4,786,606		$4,700,998

PGRE's share of cash and cash equivalents and restricted cash (1)			$535,471	(B)	$534,055	(B)

PGRE's share of net debt (1) (A - B)			$2,798,191		$2,713,999

PGRE's share of Net Debt to Annualized Adjusted EBITDAre (1)			9.3x		9.0x

(1)
See page 47 for our definition of this measure.
(2)
Represents contractual amounts due pursuant to the respective debt agreements.
(3)
On May 5, 2025, we terminated our revolving credit facility following the sale of a 25.0% interest in One Front Street, which was one of the two properties supporting the credit facility.
(4)
Excludes 111 Sutter Street.

DEBT SUMMARY

(unaudited and in thousands)

	Paramount	PGRE's Share of Debt
Notes and mortgages payable (secured)	Ownership	2025	2026	2027	2028	2029	Thereafter	Total	Rate
Consolidated Debt:
31 West 52nd Street ($500,000)	100.0%	$-	$500,000	$-	$-	$-	$-	$500,000	3.80%
1301 Avenue of the Americas ($860,000)	100.0%	-	860,000	-	-	-	-	860,000	6.27%	(2)
300 Mission Street ($232,050)	31.1%	-	72,168	-	-	-	-	72,168	4.50%
One Market Plaza ($850,000)	49.0%	-	-	416,500	-	-	-	416,500	4.08%
1633 Broadway ($1,250,000)	90.0%	-	-	-	-	1,125,012	-	1,125,012	2.99%

Unconsolidated JV Debt:
55 Second Street ($187,500)	44.1%	-	82,669	-	-	-	-	82,669	3.88%
712 Fifth Avenue ($300,000)	50.0%	-	-	150,000	-	-	-	150,000	3.39%
Oder-Center, Germany ($8,052)	9.5%	-	-	-	765	-	-	765	3.96%
60 Wall Street ($637,208)	5.0%	-	-	-	-	31,924	-	31,924	9.28%	(3)
1600 Broadway ($98,000)	9.2%	-	-	-	-	-	9,016	9,016	3.45%

Non-Core Unconsolidated JV Debt: (4)
111 Sutter Street ($174,710)	49.0%	85,608	-	-	-	-	-	85,608	6.48%	(5)

PGRE's Share of Total Debt (1)		$85,608	$1,514,837	$566,500	$765	$1,156,936	$9,016	$3,333,662
Weighted average rate		6.48%	5.24%	3.90%	3.95%	3.16%	3.45%	4.32%
% of debt maturing		2.6%	45.4%	17.0%	0.0%	34.7%	0.3%	100.0%

PGRE's Share of Total Debt Excluding Non-Core Asset		$-	$1,514,837	$566,500	$765	$1,156,936	$9,016	$3,248,054
Weighted average rate		-%	5.24%	3.90%	3.95%	3.16%	3.45%	4.26%
% of debt maturing		-%	46.7%	17.4%	0.0%	35.6%	0.3%	100.0%

Debt Composition (at PGRE's Share)					Debt Composition (at PGRE's Share)
			Weighted Average					Weighted Average
	Amount	% of Total	Interest Rate	Years to Maturity		Amount	% of Total	Interest Rate	Years to Maturity
Including Non-Core Debt:					Excluding Non-Core Debt (6):
Fixed Rate Debt	$2,370,707	71%	3.51%	2.8	Fixed Rate Debt	$2,370,707	73%	3.51%	2.8
Floating Rate Debt (7)	962,955	29%	6.29%	1.1	Floating Rate Debt (7)	877,347	27%	6.28%	1.2
Total	$3,333,662	100%	4.32%	2.3	Total	$3,248,054	100%	4.26%	2.4

(1)
See page 47 for our definition of this measure.
(2)
This loan bears interest at a rate of SOFR plus 277 basis points, where SOFR has been capped at 3.50% through August 2025.
(3)
Consists of (i) a $16,582 A-Note that bears interest at SOFR plus 245 basis points, of which 4.00% is current and the remaining interest will be accrued and (ii) a $15,342 B-Note that will accrue interest at a fixed rate of 12.00%. The accrued interest on the A-Note, and the principal and accrued interest on the B-Note, are subordinate to equity contributions by the joint venture.
(4)
In August 2024, the joint venture that owned Market Center, in which we had a 67.0% ownership interest, ceased making debt service payments on the non-recourse mortgage loan due to insufficient property cash flows. In January 2025, the joint venture defaulted on the $416,544 mortgage loan, as it was not repaid at maturity. Subsequently, on May 30, 2025, the lenders completed the sale of Market Center through a deed-in-lieu of foreclosure.
(5)
This loan bears interest at a rate of SOFR plus 215 basis points.
(6)
Excludes 111 Sutter Street.
(7)
Includes the loan at 1301 Avenue of the Americas. See note 2 above for details.

PORTFOLIO SUMMARY – TOTAL

(unaudited and in thousands, except square feet and per square foot amounts)

			Annualized Rent (1)		Square Feet
	%	%		Per	In	Out-of-
	Leased (1)	Occupied (1)	Amount	Square Foot (2)	Service	Service	Total
Total Portfolio
Weighted average	82.6%	78.7%	$768,231	$93.26	10,592,805	1,643,651	12,236,456
PGRE's share	84.7%	81.0%	$569,790	$89.49	8,001,170	82,347	8,083,517

Non-Same Store Portfolio (3)
Weighted average	47.4%	47.4%	$10,618	$81.58	276,598	1,643,651	1,920,249
PGRE's share	47.4%	47.4%	$5,203	$81.58	135,533	82,347	217,880

Same Store Portfolio
Weighted average	83.6%	79.5%	$757,613	$93.45	10,316,207	-	10,316,207
PGRE's share	85.4%	81.6%	$564,587	$89.57	7,865,637	-	7,865,637

	Leased % (1) (at PGRE's Share)
	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Total Portfolio
New York	88.1%	87.4%	85.0%	85.0%	86.9%
San Francisco	73.0%	72.6%	74.0%	74.2%	74.9%
Weighted Average	84.7%	83.2%	82.0%	82.0%	83.6%

(1)
See page 47 for our definition of this measure.
(2)
Represents office and retail space only.
(3)
Includes (i) 60 Wall Street in our New York portfolio, which is “out-of-service” for redevelopment and (ii) 111 Sutter Street in our San Francisco portfolio.

PORTFOLIO SUMMARY – NEW YORK

(unaudited and in thousands, except square feet and per square foot amounts)

				Annualized Rent (1)		Square Feet
	Paramount	%	%		Per	In	Out-of-
Property	Ownership	Leased (1)	Occupied (1)	Amount	Square Foot (2)	Service	Service	Total	Key Tenants
1633 Broadway
Office	90.0%	91.7%	91.7%	$176,692	$85.05	2,275,229	-	2,275,229	Allianz, Morgan Stanley, Warner Music Group, ICBC,
									Showtime Networks, New Mountain Capital, MongoDB,
									Bleacher Report, Kasowitz
Retail / Theater	90.0%	100.0%	100.0%	13,650	77.15	256,758	-	256,758	Gershwin Theatre, Thespian Theatre, Equinox,
									Din Tai Fung, La Pecora Bianca, Rosetta Bakery
	90.0%	92.6%	92.6%	190,342	84.80	2,531,987	-	2,531,987
1301 Avenue of the Americas
Office	100.0%	89.2%	86.4%	124,504	85.76	1,698,626	-	1,698,626	Credit Agricole, Norton Rose Fulbright, CohnReznick,
									Swiss Re, Oaktree Capital, ArentFox Schiff, Citizens Bank,
									O'Melveny & Myers, Dorsey & Whitney, Benesch Law
Retail / Paramount Club	100.0%	100.0%	100.0%	4,586	187.26	50,885	-	50,885	Ocean Prime, Starbucks, Citizens Bank
	100.0%	89.5%	86.8%	129,090	87.01	1,749,511	-	1,749,511
1325 Avenue of the Americas
Office	100.0%	95.9%	92.4%	51,129	69.94	810,318	-	810,318	McGraw Hill, Olshan Frome Wolosky, Hilton, Evercore,
									Major League Baseball Players Association
Retail	100.0%	100.0%	100.0%	1,474	95.79	14,998	-	14,998	La Grande Boucherie
	100.0%	95.9%	92.6%	52,603	70.33	825,316	-	825,316
31 West 52nd Street
Office	100.0%	65.9%	58.7%	41,237	93.75	749,094	-	749,094	Pillsbury Winthrop Shaw Pittman, Centerview Partners,
									Bracewell, Providence Equity Partners, Wilson Sonsini
Retail	100.0%	100.0%	89.1%	5,049	124.88	25,345	-	25,345	Fogo De Chao, MoMA Design Store
	100.0%	67.0%	59.7%	46,286	95.27	774,439	-	774,439
900 Third Avenue
Office	55.0%	94.3%	61.8%	25,220	71.22	575,707	-	575,707	Kirkland & Ellis, Shiseido, Littler Mendelson,
									Tannenbaum Helpern Syracuse & Hirschtritt
Retail	55.0%	81.7%	81.7%	1,408	102.54	16,144	-	16,144	Bank of America, F45 Training
	55.0%	93.9%	62.3%	26,628	72.34	591,851	-	591,851
712 Fifth Avenue
Office	50.0%	78.6%	77.0%	42,986	124.69	447,925	-	447,925	CVC Advisors, Aberdeen, OMI Management,
									Riverstone Holdings, Pictet Asset Management
Retail	50.0%	22.6%	22.6%	8,376	464.20	79,463	-	79,463	Harry Winston
	50.0%	70.1%	68.8%	51,362	141.47	527,388	-	527,388
1600 Broadway
Retail	9.2%	100.0%	100.0%	11,221	333.61	25,693	-	25,693	M&M's World
60 Wall Street (3)
Office	5.0%	N/A	N/A	N/A	N/A	-	1,643,651	1,643,651

New York:
Weighted average		87.8%	83.2%	$507,532	$88.36	7,026,185	1,643,651	8,669,836
PGRE's share		88.1%	84.3%	$440,647	$85.96	6,219,656	82,347	6,302,003

(1)
See page 47 for our definition of this measure.
(2)
Represents office and retail space only.
(3)
This property is “out-of-service” for redevelopment.

PORTFOLIO SUMMARY – SAN FRANCISCO

(unaudited and in thousands, except square feet and per square foot amounts)

				Annualized Rent (1)		Square Feet
	Paramount	%	%		Per	In	Out-of-
Property	Ownership	Leased (1)	Occupied (1)	Amount	Square Foot (2)	Service	Service	Total	Key Tenants
One Market Plaza
Office	49.0%	70.2%	67.6%	$125,812	$120.12	1,552,698	-	1,552,698	Visa, The Capital Group, Autodesk,
									Citigroup, Duane Morris, Simpson Thacher,
									Thoma Bravo, PJT Partners, Morgan Lewis
Retail	49.0%	57.9%	57.9%	4,491	78.50	53,882	-	53,882	STK Steak House, One Market Restaurant
	49.0%	69.8%	67.3%	130,303	119.00	1,606,580	-	1,606,580
300 Mission Street
Office	31.1%	72.5%	72.5%	45,245	103.35	604,211	-	604,211	Autodesk, Glassdoor, Instacart
Retail	31.1%	88.5%	88.5%	3,441	77.07	49,172	-	49,172	Equinox
	31.1%	73.7%	73.7%	48,686	100.98	653,383	-	653,383
One Front Street
Office	75.0%	80.6%	71.7%	42,870	93.98	638,221	-	638,221	JPMorgan Chase, JLL, Cigna,
									Eastdil Secured, Fenwick & West
Retail	75.0%	89.0%	89.0%	1,139	94.40	13,232	-	13,232	JPMorgan Chase
	75.0%	80.7%	72.1%	44,009	93.99	651,453	-	651,453
55 Second Street
Office	44.1%	85.0%	85.0%	26,366	83.85	370,613	-	370,613	KPMG, Intercom, Rippling, UKG,
									Alston & Bird
Retail	44.1%	100.0%	100.0%	717	79.33	7,993	-	7,993	Sutter West Bay Medical, Bluestone Lane
	44.1%	85.3%	85.3%	27,083	83.74	378,606	-	378,606
111 Sutter Street (3)
Office	49.0%	43.8%	43.8%	9,041	84.22	247,443	-	247,443	Turo, Natural Resources Defense Council
Retail	49.0%	77.8%	77.8%	1,577	69.18	29,155	-	29,155	24 Hour Fitness
	49.0%	47.4%	47.4%	10,618	81.58	276,598	-	276,598

San Francisco:
Weighted average		72.4%	69.7%	$260,699	$104.23	3,566,620	-	3,566,620
PGRE's share		73.0%	69.5%	$129,143	$103.72	1,781,514	-	1,781,514

(1)
See page 47 for our definition of this measure.
(2)
Represents office and retail space only.
(3)
This asset has been designated as “non-core”.

TOP TENANTS AND INDUSTRY DIVERSIFICATION

(unaudited and in thousands, except square feet and per square foot amounts)

				PGRE's Share of
			Total	Total	Annualized Rent (1)		% of
Top 10 Tenants:		Lease	Square Feet	Square Feet		Per Square	Annualized
As of June 30, 2025	Property	Expiration	Occupied (2)	Occupied (2)	Amount	Foot (2)	Rent
Norton Rose Fulbright	1301 Avenue of the Americas	Mar-2032	111,589	111,589	10,370	92.93	1.8%
		Sep-2034	179,286	179,286	19,208	102.67	3.4%
			290,875	290,875	29,578	98.94	5.2%
Allianz	1633 Broadway	Jan-2031	320,911	288,823	29,146	100.91	5.1%
JPMorgan Chase	One Front Street	Aug-2025	219,180	164,385	14,784	89.66	2.6%
		Jun-2027	18,148	13,611	1,308	96.10	0.2%
		Dec-2029	81,525	61,144	6,702	109.61	1.2%
		Dec-2030	25,157	18,868	1,911	100.65	0.3%
			344,010	258,008	24,705	95.53	4.3%
Wilson Sonsini	1301 Avenue of the Americas	Nov-2025	61,048	61,048	6,337	103.80	1.1%
	One Market Plaza	Oct-2032	84,456	41,383	5,083	122.83	0.9%
	31 West 52nd Street	Mar-2041	132,207	132,207	10,709	81.00	1.9%
			277,711	234,638	22,129	94.31	3.9%
Morgan Stanley	1633 Broadway	Mar-2032	260,829	234,749	20,446	87.10	3.6%
Warner Music Group	1633 Broadway	Jul-2029	288,250	259,428	20,231	76.95	3.5%
Showtime Networks	1633 Broadway	Jan-2026	253,196	227,879	17,801	76.42	3.1%
O'Melveny & Myers	1301 Avenue of the Americas	Feb-2040	198,722	198,722	15,949	80.00	2.8%
Credit Agricole	1301 Avenue of the Americas	Apr-2035	159,308	159,308	12,024	74.06	2.1%
Kasowitz	1633 Broadway	Mar-2037	152,676	137,410	11,383	82.84	2.0%

	PGRE's Share of
Industry Diversification:	Square Feet	% of Occupied	Annualized	% of
As of June 30, 2025	Occupied	Square Feet	Rent (1)	Annualized Rent
Legal Services	1,588,186	24.5%	$142,436	25.0%
Financial Services - Commercial and Investment Banking	1,109,087	17.1%	97,117	17.0%
Financial Services, all others	980,698	15.1%	95,839	16.8%
Technology and Media	1,139,461	17.6%	95,223	16.7%
Insurance	386,177	6.0%	38,590	6.8%
Retail	163,188	2.5%	19,454	3.4%
Travel and Leisure	184,073	2.8%	12,752	2.2%
Accounting	125,879	1.9%	9,637	1.7%
Education	136,176	2.1%	9,466	1.7%
Other	666,072	10.4%	49,276	8.7%

(1)
See page 47 for our definition of this measure.
(2)
Represents office and retail space only.

LEASING ACTIVITY (2)

(unaudited)

	Total	New York	San Francisco

Three Months Ended June 30, 2025

Total square feet leased	404,710	211,375	193,335

PGRE's share of total square feet leased:	255,621	155,389	100,232
Initial rent (1)	$91.93	$91.18	$93.07
Weighted average lease term (in years)	12.9	14.7	10.3
Tenant improvements and leasing commissions:
Per square foot	$201.98	$192.71	$216.35
Per square foot per annum	$15.61	$13.15	$21.04
Percentage of initial rent	17.0%	14.4%	22.6%
Rent concessions:
Average free rent period (in months)	14.8	17.1	11.1
Average free rent period per annum (in months)	1.1	1.2	1.1

Second generation space: (1)
Square feet	205,239	139,841	65,398
Cash basis:
Initial rent (1)	$93.38	$92.76	$94.71
Prior escalated rent (1)	$98.75	$93.68	$109.58
Percentage decrease	(5.4%)	(1.0%)	(13.6%)
GAAP basis:
Straight-line rent	$93.91	$90.51	$101.19
Prior straight-line rent	$91.56	$89.15	$96.72
Percentage increase	2.6%	1.5%	4.6%

(1)
See page 47 for our definition of this measure.
(2)
The leasing statistics, except for square feet leased, represent office space only.

LEASING ACTIVITY (2)

(unaudited)

	Total	New York	San Francisco

Six Months Ended June 30, 2025

Total square feet leased	688,584	489,490	199,094

PGRE's share of total square feet leased:	442,068	339,425	102,643
Initial rent (1)	$85.43	$83.07	$93.21
Weighted average lease term (in years)	12.9	13.8	10.1
Tenant improvements and leasing commissions:
Per square foot	$191.68	$185.66	$211.57
Per square foot per annum	$14.82	$13.46	$20.98
Percentage of initial rent	17.3%	16.2%	22.5%
Rent concessions:
Average free rent period (in months)	13.7	14.6	10.9
Average free rent period per annum (in months)	1.1	1.1	1.1

Second generation space: (1)
Square feet	286,946	220,251	66,695
Cash basis:
Initial rent (1)	$89.31	$87.53	$95.21
Prior escalated rent (1)	$93.49	$88.57	$109.71
Percentage decrease	(4.5%)	(1.2%)	(13.2%)
GAAP basis:
Straight-line rent	$89.52	$85.87	$101.56
Prior straight-line rent	$86.36	$83.20	$96.78
Percentage increase	3.7%	3.2%	4.9%

(1)
See page 47 for our definition of this measure.
(2)
The leasing statistics, except for square feet leased, represent office space only.

LEASE EXPIRATIONS – TOTAL PORTFOLIO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	9,020	5,747	$753	$114.71	0.1%

3Q 2025	270,609	196,506	17,518	89.18	2.9%
4Q 2025	359,501	200,071	19,416	96.93	3.3%
Total 2025	630,110	396,577	36,934	93.10	6.2%

1Q 2026	451,854	331,409	28,781	87.68	4.8%
2Q 2026	102,904	96,679	6,841	70.75	1.2%
Remaining 2026	675,670	390,359	38,047	90.64	6.4%
Total 2026	1,230,428	818,447	73,669	87.08	12.4%
2027	333,375	241,162	21,788	89.98	3.7%
2028	248,075	162,342	12,809	78.87	2.2%
2029	575,970	484,937	40,136	87.00	6.8%
Thereafter	5,726,779	4,669,377	407,404	89.72	68.6%

Total portfolio excluding non-core asset (4):

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	8,434	5,460	$747	$114.71	0.1%

3Q 2025	270,609	196,506	17,518	89.18	3.0%
4Q 2025	359,501	200,071	19,416	96.93	3.3%
Total 2025	630,110	396,577	36,934	93.10	6.3%

1Q 2026	437,955	324,599	28,368	88.20	4.8%
2Q 2026	102,904	96,679	6,841	70.75	1.2%
Remaining 2026	675,670	390,359	38,047	90.64	6.5%
Total 2026	1,216,529	811,637	73,256	87.28	12.5%
2027	294,000	221,868	19,793	88.79	3.4%
2028	221,190	149,168	11,903	79.74	2.0%
2029	548,704	471,576	39,040	87.15	6.6%
Thereafter	5,703,620	4,658,029	406,618	89.77	69.1%

(1)
See page 47 for our definition of this measure.
(2)
Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)
Represents office and retail space only.
(4)
Represents 111 Sutter Street.

LEASE EXPIRATIONS – NEW YORK

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	5,298	3,772	$505	$114.44	0.1%

3Q 2025	28,112	17,438	1,236	70.89	0.3%
4Q 2025	161,710	124,003	12,055	97.12	2.6%
Total 2025	189,822	141,441	13,291	93.88	2.9%

1Q 2026	283,906	249,115	18,907	76.56	4.1%
2Q 2026	102,904	96,679	6,841	70.75	1.5%
Remaining 2026	223,346	176,633	17,709	85.12	3.9%
Total 2026	610,156	522,427	43,457	78.39	9.5%
2027	193,431	167,870	13,803	81.61	3.0%
2028	118,586	79,646	5,861	73.12	1.3%
2029	500,195	447,324	35,904	84.69	7.8%
Thereafter	4,553,722	4,115,960	346,267	86.73	75.4%

(1)
See page 47 for our definition of this measure.
(2)
Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)
Represents office and retail space only.

LEASE EXPIRATIONS – SAN FRANCISCO

(unaudited and in thousands, except square feet and per square foot amounts)

	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	3,722	1,975	$248	$117.95	0.2%

3Q 2025	242,497	179,068	16,282	90.97	12.1%
4Q 2025	197,791	76,068	7,361	96.64	5.5%
Total 2025	440,288	255,136	23,643	92.66	17.6%

1Q 2026	167,948	82,294	9,874	120.92	7.4%
2Q 2026	-	-	-	-	0.0%
Remaining 2026	452,324	213,726	20,338	95.19	15.1%
Total 2026	620,272	296,020	30,212	102.26	22.5%
2027	139,944	73,292	7,985	108.84	5.9%
2028	129,489	82,696	6,948	84.46	5.2%
2029	75,775	37,613	4,232	111.97	3.1%
Thereafter	1,173,057	553,417	61,138	110.90	45.5%

San Francisco excluding non-core assets (4):
	Total	PGRE's Share of
Year of	Square Feet	Square Feet	Annualized Rent (1)		% of
Lease Expiration (2)	of Expiring Leases	of Expiring Leases	Amount	Per Square Foot (3)	Annualized Rent

Month to Month	3,136	1,688	$242	$117.95	0.2%

3Q 2025	242,497	179,068	16,282	90.97	12.6%
4Q 2025	197,791	76,068	7,361	96.64	5.7%
Total 2025	440,288	255,136	23,643	92.66	18.3%

1Q 2026	154,049	75,484	9,461	126.05	7.3%
2Q 2026	-	-	-	-	0.0%
Remaining 2026	452,324	213,726	20,338	95.19	15.8%
Total 2026	606,373	289,210	29,799	103.17	23.1%
2027	100,569	53,998	5,990	110.78	4.6%
2028	102,604	69,522	6,042	87.37	4.7%
2029	48,509	24,252	3,136	128.45	2.4%
Thereafter	1,149,898	542,069	60,351	111.78	46.7%

(1)
See page 47 for our definition of this measure.
(2)
Leases that expire on the last day of the quarter are treated as occupied and are reflected as expiring space in the following quarter.
(3)
Represents office and retail space only.
(4)
Represents 111 Sutter Street.

CASH BASIS CAPITAL EXPENDITURES

(1)

(unaudited and in thousands)

	Three Months Ended June 30, 2025
	Total (2)	New York	San Francisco (2)	Other
Capital Expenditures (including our share of unconsolidated joint ventures): (1)
Expenditures to maintain assets	$13,300	$9,324	$3,689	$287
Second generation tenant improvements	20,379	19,055	1,324	-
Second generation leasing commissions	15,524	8,535	6,989	-
Total Capital Expenditures	49,203	36,914	12,002	287
Amounts attributable to noncontrolling interests in consolidated joint ventures	(5,536)	(1,627)	(3,909)	-
PGRE's share of Total Capital Expenditures	$43,667	$35,287	$8,093	$287

Redevelopment Expenditures (including our share of unconsolidated joint ventures): (1)
Other	$1,454	$1,454	$-	$-
Total Redevelopment Expenditures	1,454	1,454	-	-
Amounts attributable to noncontrolling interests in consolidated joint ventures	-	-	-	-
PGRE's share of Total Redevelopment Expenditures	$1,454	$1,454	$-	$-

	Three Months Ended June 30, 2024
	Total (2)	New York	San Francisco (2)	Other
Capital Expenditures (including our share of unconsolidated joint ventures): (1)
Expenditures to maintain assets	$9,182	$6,807	$2,367	$8
Second generation tenant improvements	10,821	10,610	211	-
Second generation leasing commissions	993	669	324	-
Total Capital Expenditures	20,996	18,086	2,902	8
Amounts attributable to noncontrolling interests in consolidated joint ventures	(1,051)	(229)	(822)	-
PGRE's share of Total Capital Expenditures	$19,945	$17,857	$2,080	$8

Redevelopment Expenditures (including our share of unconsolidated joint ventures): (1)
Paramount Club	$5,609	$5,609	$-	$-
Other	278	278	-	-
Total Redevelopment Expenditures	5,887	5,887	-	-
Amounts attributable to noncontrolling interests in consolidated joint ventures	-	-	-	-
PGRE's share of Total Redevelopment Expenditures	$5,887	$5,887	$-	$-

(1)
See page 47 for our definition of this measure.
(2)
Excludes Market Center and 111 Sutter Street.

CASH BASIS CAPITAL EXPENDITURES

(1)

(unaudited and in thousands)

	Six Months Ended June 30, 2025
	Total (2)	New York	San Francisco (2)	Other
Capital Expenditures (including our share of unconsolidated joint ventures): (1)
Expenditures to maintain assets	$25,347	$18,524	$6,521	$302
Second generation tenant improvements	47,734	42,966	4,768	-
Second generation leasing commissions	24,126	15,717	8,409	-
Total Capital Expenditures	97,207	77,207	19,698	302
Amounts attributable to noncontrolling interests in consolidated joint ventures	(10,965)	(4,310)	(6,655)	-
PGRE's share of Total Capital Expenditures	$86,242	$72,897	$13,043	$302

Redevelopment Expenditures (including our share of unconsolidated joint ventures): (1)
Other	$2,744	$2,744	$-	$-
Total Redevelopment Expenditures	2,744	2,744	-	-
Amounts attributable to noncontrolling interests in consolidated joint ventures	-	-	-	-
PGRE's share of Total Redevelopment Expenditures	$2,744	$2,744	$-	$-

	Six Months Ended June 30, 2024
	Total (2)	New York	San Francisco (2)	Other
Capital Expenditures (including our share of unconsolidated joint ventures): (1)
Expenditures to maintain assets	$20,126	$15,248	$4,845	$33
Second generation tenant improvements	35,442	29,877	5,565	-
Second generation leasing commissions	1,742	1,412	330	-
Total Capital Expenditures	57,310	46,537	10,740	33
Amounts attributable to noncontrolling interests in consolidated joint ventures	(5,514)	(419)	(5,095)	-
PGRE's share of Total Capital Expenditures	$51,796	$46,118	$5,645	$33

Redevelopment Expenditures (including our share of unconsolidated joint ventures): (1)
Paramount Club	$9,817	$9,817	$-	$-
Other	315	315	-	-
Total Redevelopment Expenditures	10,132	10,132	-	-
Amounts attributable to noncontrolling interests in consolidated joint ventures	-	-	-	-
PGRE's share of Total Redevelopment Expenditures	$10,132	$10,132	$-	$-

(1)
See page 47 for our definition of this measure.
(2)
Excludes Market Center and 111 Sutter Street.

RESEARCH COVERAGE (1)

(1)

Thomas Catherwood	Steve Sakwa	Dylan Burzinski
BTIG	Evercore ISI	Green Street Advisors
(212) 738-6140	(212) 446-9462	(949) 640-8780
tcatherwood@btig.com	steve.sakwa@evercoreisi.com	dburzinski@greenstreet.com

Vikram Malhotra	Ronald Kamdem	Blaine Heck
Mizuho Securities USA Inc.	Morgan Stanley	Wells Fargo
(212) 282-3827	(212) 296-8319	(443) 263-6529
vikram.malhotra@mizuhogroup.com	ronald.kamdem@morganstanley.com	blaine.heck@wellsfargo.com

Ally Yaseen
Wolfe Research
(646) 582-9253
ayaseen@wolferesearch.com

(1)
With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by such analysts do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not, by its reference above, imply its endorsement of or concurrence with any information, conclusions or recommendations made by any such analysts.

DEFINITIONS

We use and present various non-GAAP measures in this Supplemental Operating and Financial Data report. The following section contains definitions of these measures, describes our use of them and provides information regarding why we believe they are meaningful. Other real estate companies may use different methodologies for calculating these measures, and accordingly, our presentation of these measures may not be comparable to other real estate companies. These non-GAAP measures should not be considered a substitute for, and should only be considered together with and as a supplement to, financial information presented in accordance with GAAP.

Funds from Operations (“FFO”) is a supplemental measure of our performance. FFO is presented in accordance with the definition adopted by the National Association of Real Estate Investment Trusts (“Nareit”). Nareit defines FFO as net income or loss, calculated in accordance with GAAP, adjusted to exclude depreciation and amortization from real estate assets, impairment losses on certain real estate assets and gains or losses from the sale of certain real estate assets or from change in control of certain real estate assets, including our share of such adjustments of unconsolidated joint ventures. FFO is commonly used in the real estate industry to assist investors and analysts in comparing results of real estate companies because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO is not intended to be a measure of cash flow or liquidity. We present FFO attributable to common stockholders which represents the Company’s share of FFO, net of amounts attributable to noncontrolling interests.

Core Funds from Operations (“Core FFO”) is an alternative measure of our operating performance, which adjusts FFO for certain other items that we believe enhance the comparability of our FFO across periods. Core FFO, when applicable, excludes the impact of certain items, including, transaction related costs, realized and unrealized gains or losses on real estate related fund investments, unrealized gains or losses on interest rate swaps, severance costs, gains or losses on early extinguishment of debt and other non-core adjustments, in order to reflect the Core FFO of our real estate portfolio and operations. In future periods, we may also exclude other items from Core FFO that we believe may help investors compare our results. Core FFO is not intended to be a measure of cash flow or liquidity. We present Core FFO attributable to common stockholders which represents the Company’s share of Core FFO, net of amounts attributable to noncontrolling interests.

Funds Available for Distribution (“FAD”) is a supplemental measure of our operating performance and is calculated as Core FFO adjusted for (i) capital expenditures to maintain assets, (ii) tenant improvements and leasing commissions incurred for second generation leases, (iii) straight-line rent adjustments, (iv) amortization of above and below-market leases, (v) amortization of stock-based compensation expense and (vi) amortization of deferred financing costs. FAD is commonly used in the real estate industry along with cash flow from operating activities as a measure of the ability to generate cash from operations and the ability to fund cash needs and make distributions to our stockholders. FAD provides information regarding our operating performance that would not otherwise be available and is useful to investors and analysts in assessing our operating performance. Additionally, although FAD is not intended to be a liquidity measure, as it does not make adjustments for the changes in working capital, we believe that FAD may provide investors and analysts with useful supplemental information regarding our ability to generate cash from operations and our ability to make distributions to our stockholders. Furthermore, we believe that FAD is frequently used by investors and analysts in evaluating our performance as a REIT. We present FAD attributable to common stockholders which represents the Company’s share of FAD, net of amounts attributable to noncontrolling interests.

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”) is a supplemental measure of our operating performance. EBITDAre is presented in accordance with the definition adopted by Nareit. Nareit defines EBITDAre as GAAP net income (loss) adjusted to exclude interest expense, income taxes, depreciation and amortization expenses, net gains from sales of depreciated real estate assets and impairment losses on depreciable real estate, including our share of such adjustments of unconsolidated joint ventures. EBITDAre provides information regarding our operating performance that would not otherwise be available and may be useful to an investor in assessing our ability to incur and service debt. EBITDAre should not be considered as an indication of our financial performance or a measure of our cash flow or liquidity. We present PGRE’s share of EBITDAre which represents our share of EBITDAre generated by our consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets.

DEFINITIONS - CONTINUED

Adjusted EBITDAre is a supplemental measure that is calculated by adjusting EBITDAre to eliminate the impact of the performance of our real estate related funds, unrealized gains or losses on interest rate swaps, transaction related costs, gains or losses on early extinguishment of debt and certain other items that may vary from period to period. Adjusted EBITDAre enhances the comparability of EBITDAre across periods. In future periods, we may also exclude other items from Adjusted EBITDAre that we believe may help investors compare our results. We present PGRE’s share of Adjusted EBITDAre, which represents our share of Adjusted EBITDAre generated by our consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets.

Net Operating Income (“NOI”) is used to measure the operating performance of our properties. NOI consists of rental revenue (which includes property rentals, tenant reimbursements and lease termination income) and certain other property-related revenue less operating expenses (which includes property-related expenses such as cleaning, security, repairs and maintenance, utilities, property administration and real estate taxes). We also use Cash NOI which deducts from NOI, straight-line rent adjustments and the amortization of above and below-market leases, including our share of such adjustments of unconsolidated joint ventures. We present PGRE’s share of NOI and Cash NOI which represents our share of NOI and Cash NOI of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We use NOI and Cash NOI internally as performance measures and believe they provide useful information to investors regarding our financial condition and results of operations because they reflect only those income and expense items that are incurred at the property level.

Same Store NOI is used to measure the operating performance of properties in our New York and San Francisco portfolios that were owned by us in a similar manner during both the current period and prior reporting periods, and represents Same Store NOI from consolidated and unconsolidated joint ventures based on our percentage ownership in the underlying assets. Same Store NOI also excludes lease termination income, impairment of receivables arising from operating leases and certain other items that may vary from period to period. We present Same Store Cash NOI, which excludes the effect of non-cash items such as the straight-line rent adjustments and the amortization of above and below-market leases.

PGRE’s Share of Total Debt represents our share of debt of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets. We believe that PGRE’s share of total debt provides useful information to investors regarding our financial condition because it includes our share of debt from unconsolidated joint ventures and excludes the noncontrolling interests’ share of debt from consolidated joint ventures that is attributable to our partners.

PGRE’s Share of Cash and Cash Equivalents and Restricted Cash represents our share of cash and cash equivalents and restricted cash of consolidated and unconsolidated joint ventures, based on our percentage ownership in the underlying assets.

PGRE’s Share of Net Debt is calculated by subtracting PGRE’s share of cash and cash equivalents and restricted cash from PGRE’s Share of Total Debt. PGRE’s share of Net Debt to Annualized Adjusted EBITDAre is calculated by dividing PGRE's share of Net Debt by PGRE's share of Annualized Adjusted EBITDAre.

Annualized Rent represents the end of period monthly base rent plus escalations in accordance with the lease terms, multiplied by 12.

Leased % represents percentage of square feet that is leased, including signed leases not yet commenced.

Same Store Leased % represents percentage of square feet that is leased, including signed leases not yet commenced, for properties that were owned by us in a similar manner during both the current period and prior reporting periods.

Occupied % represents the percentage of space for which we have commenced rental revenue in accordance with GAAP.

Initial Rent represents the weighted average cash basis starting rent per square foot and does not include free rent or periodic step-ups in rent.

Prior Escalated Rent represents the weighted average cash basis rent (including reimbursements) per square foot at expiration.

Second Generation Space represents space leased in the current period (i) that has been vacant for less than twelve months, or (ii) that has been leased ahead of its originally scheduled expiration.

Capital Expenditures consist of expenditures to maintain assets, tenant improvement allowances and leasing commissions. Expenditures to Maintain Assets include capital expenditures to maintain current revenues. Second Generation Tenant Improvements and Leasing Commissions represent tenant improvements and leasing commissions incurred in leasing second generation space. First Generation Leasing Costs and Other Capital Expenditures include capital expenditures completed in the year of acquisition and the following two years that were planned at the time of acquisition, as well as tenant improvements and leasing commissions on space leased that has been vacant for more than twelve months. Redevelopment Expenditures consist of hard and soft costs related to the development of a property in getting it ready for its intended use.